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                                                                    EXHIBIT 99.1



DIEBOLD, INCORPORATED
---------------------

  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350




In connection with the Annual Report on Form 10-K of Diebold, Incorporated (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walden W. O'Dell, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                       /s/ Walden W. O'Dell
                                       ------------------------------
                                       Walden W. O'Dell
                                       Chairman of the Board, President and
                                       Chief Executive Officer


February 28, 2003


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